UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : July 10, 2007

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 10, 2007, Energy Transfer Partners, L.P. (the “Partnership”) issued a press release announcing its financial and operating results for the third quarter ended May 31, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 10, 2007, the Partnership issued a press release announcing that on July 12, 2007, the Partnership will be holding an earnings call to discuss the financial and operating results for the third quarter ended May 31, 2007. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit No.	Description

99.1	Press Release dated July 10, 2007 announcing financial results for the third quarter ended May 31, 2007 and announcing earnings call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P., General Partner
	By:	Energy Transfer Partners, L.L.C., General Partner

Date: July 11, 2007	By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 10, 2007 announcing financial results for the third quarter ended May 31, 2007 and announcing earnings call.